UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 3, 2022

Quest Diagnostics Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Plaza Drive
Secaucus, NJ	07094
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 3, 2022, the Company announced that its Board of Directors (the "Board"), as part of its ongoing leadership succession planning, has appointed James E. Davis, currently Executive Vice President, General Diagnostics, to be its next Chief Executive Officer and President, effective November 1, 2022. In addition, Mr. Davis was appointed Chief Executive Officer – Elect, effective February 3, 2022.

On November 1, 2022, Mr. Davis will succeed Stephen H. Rusckowski, who will have served as Chief Executive Officer and President for more than a decade. Mr. Rusckowski, 64, currently Chairman, Chief Executive Officer and President, will continue to serve on the Board as Executive Chairman through March 2023.

Mark J. Guinan, the Company’s Executive Vice President and Chief Financial Officer, will retire in 2022. The Company has begun a search to identify Mr. Guinan’s successor. Mr. Guinan will participate in the selection process and is expected to remain in his role through the transition.

Mr. Davis is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Davis and any director or executive officer of the Company. There are no arrangements or understandings between Mr. Davis and any person, including any officer or director of the Company, pursuant to which Mr. Davis was selected to serve as Chief Executive Officer.

A copy of the press release announcing these management changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

d.	Exhibit

	99.1	Press Release dated February 3, 2022, announcing management changes.
	104	The cover page from this current report on Form 8-K, formatted in Inline XBRL.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 3, 2022

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O'Shaughnessy, Jr.
William J. O'Shaughnessy, Jr.
Deputy General Counsel and Corporate Secretary